Inventories	12 Months Ended
Dec. 31, 2020
Inventories
Note 4 - Inventories

Inventories consisted of the following:

	As of December 31,
	2020	2019
Raw materials	$378,547	$288,687
Finished goods	1,087,194	1,138,394
Low-value consumption goods	69,774	31,801
Work in progress	609,440	416,028
Total Inventory	2,144,955	1,874,910
Less: reserve for obsolete inventories	176,805	-
Total	$1,968,150	$1,874,910

Inventory includes raw material, work in progress, and finished goods. The Company reviews its inventories periodically to determine if any reserves are necessary for potential obsolescence or if a write-down is necessary if the carrying value exceeds net realizable value. We recorded reverse for obsolete inventories of $176,805 and $0 as of December 31, 2020 and 2019, respectively.